Supplement to Symetra Spinnaker Variable Annuity Prospectus
Supplement dated February 20, 2015
to Prospectus dated May 1, 2014, as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

Effective on or about March 6, 2015, Voya Investors Trust will reorganize the Voya Global Resources Portfolio with and into the Voya Global Value Advantage Portfolio. Accordingly, all references to Voya Global Resources Portfolio in this prospectus are replaced with Voya Global Value Advantage Portfolio. The following information replaces the disclosure found under Section 4: Investment Options for the Voya Global Resources Portfolio.

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Voya Investors Trust
Voya Global Value Advantage Portfolio	The Portfolio seeks long-term capital growth and current income.	Voya Investments, LLC